SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 24, 2003
                -----------------------------------------------
                                 Date of Report
                             (Date of earliest event
                                    reported)

                            ACRES GAMING INCORPORATED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             NEVADA                        0-21015               22-3345046
-------------------------------     ---------------------    -------------------
(State or Other Jurisdiction of     (Commission File No.)      (IRS Employer
         Incorporation)                                      Identification No.)


                 7115 AMIGO, SUITE 150, LAS VEGAS, NEVADA 89119
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (702) 263-7588
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     On April 24, 2003, Acres Gaming Incorporated issued a press release (Exhibit 99 attached hereto) in which it announced, among other things, the settlement of patent litigation.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99 Acres Gaming Incorporated Press Release issued April 24, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACRES GAMING INCORPORATED


Date:  April 24, 2003                  By  /s/ Patrick W. Cavanaugh
                                          -------------------------
                                          Patrick W. Cavanaugh
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      99          Acres Gaming Incorporated Press Release issued April 24, 2003.